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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2004
                              (February 24, 2004)

                        State Auto Financial Corporation

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             (Exact name of registrant as specified in its charter)

                                      Ohio

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                 (State or other jurisdiction of incorporation)

                     0-19289                       31-1324304
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           (Commission File Number)     (IRS Employer Identification No.)

                518 East Broad Street, Columbus, Ohio 43215-3976

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               (Address of principal executive offices) (zip code)

        Registrant's telephone number, including area code (614) 464-5000
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                                       N/A

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          (Former name or former address, if changed since last report)



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ITEM 12: Results of Operations and Financial Condition

         On February 24, 2004, State Auto Financial Corporation (the "Company") issued a press release disclosing the Company's results of operations for the three-month period and year ended December 31, 2003 (the "4th Quarter 2003 Release"). The full text of the 4th Quarter 2003 Release is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

         On April 27, 2004, the Company issued a press release disclosing the Company's results of operations for the three-month period ended March 31, 2004 (the "1st Quarter 2004 Release" and, together with the 4th Quarter 2003 Release, the "Releases"). The full text of the 1st Quarter 2004 Release is attached as
Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

         The Releases included a non-GAAP financial measure, net operating earnings per share. Net operating earnings per share differs from GAAP net earnings per share only by the exclusion of realized capital gains and losses, net of applicable federal income taxes, on investment activity for the period being reported. As disclosed in the Releases:

         - For the three-month periods ended December 31, 2003 and 2002, GAAP net earnings were $0.46 per diluted share and $0.49 per diluted share, respectively, while net operating earnings were $0.44 per diluted share and $0.40 per diluted share for these same respective periods. For the three-month periods ended December 31, 2003 and 2002, the difference between GAAP net earnings per share and net operating earnings per share was $0.02 and $0.09, respectively, of realized capital gains and losses, net of applicable federal income taxes.

         - For the three-month periods ended March 31, 2004 and 2003, GAAP net earnings were $0.80 per diluted share and $0.53 per diluted share, respectively, while net operating earnings were $0.71 per diluted share and $0.47 per diluted share for these same respective periods. For the three-month periods ended March 31, 2004 and 2003, the difference between GAAP net earnings per share and net operating earnings per share was $0.09 and $0.06, respectively, of realized capital gains and losses, net of applicable federal income taxes.

         Management uses net operating earnings because it believes this calculation better indicates the Company's operating performance than GAAP net earnings because net operating earnings exclude the sometimes volatile realized capital gains/losses, net of applicable federal income taxes that can produce inconsistent results. Net operating earnings provide a more consistent measure on which to predict future earnings of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STATE AUTO FINANCIAL CORPORATION

Date: April 29, 2004                   By: /s/ Steven J. Johnston
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                                               Steven J. Johnston, Treasurer and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                                Description of Exhibit
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
   99.1           Press release issued by State Auto Financial Corporation on February 24, 2004.

   99.2           Press release issued by State Auto Financial Corporation on April 27, 2004.